FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 5, 2015 is by and among SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), SABRA HEALTH CARE REIT, INC., a Maryland corporation (together with its successors, the “REIT Guarantor”), the other Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the REIT Guarantor, the other Guarantors, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of September 10, 2014, as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”);

WHEREAS, the Borrower, the REIT Guarantor, the other Guarantors, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1    Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“First Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2    Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO
EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

SUBPART 2.1    Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)    The definition of “Base Rate” is hereby deleted in its entirety and replaced with the following:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate determined on such day (or if no such rate is determined on such day, the next preceding day for which a Eurodollar Rate is determined) for a Eurodollar Loan with an Interest Period of one month plus 1.00%, and if Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

(b)    The definition of “Consolidated Unsecured Interest Coverage Ratio” is hereby deleted in its entirety and replaced with the following:

“Consolidated Unsecured Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Unencumbered Net Revenue plus interest income from Qualified Mortgage Loans (provided, however, that the aggregate amount of Qualified Mortgage Loans attributable to second mortgages or second deeds of trust shall not exceed $75,000,000) as of the end of the most recently completed fiscal quarter to (b) the Consolidated Unsecured Interest Expense for the most recently completed fiscal quarter.

(c)    The definition of “Eurodollar Rate” is hereby deleted in its entirety and replaced with the following:

“Eurodollar Rate” means
(a)    For any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(b)    For any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time, determined two (2) Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided, that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; and, provided, further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent, and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(d)    The definition of “Negative Pledge” is hereby deleted in its entirety and replaced with the following:

“Negative Pledge” means any agreement (other than this Credit Agreement or any other Credit Document) that in whole or in part prohibits the creation of any Lien on any assets of a Person; provided, however, that neither (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) a provision in any agreement governing unsecured Funded Debt generally prohibiting the encumbrance of assets (so long as such provision is generally consistent with a comparable provision of the Credit Documents) shall constitute a “Negative Pledge” for purposes of this Credit Agreement; and provided further, however, that any provision under either of the Sabra Senior Note Indentures and/or any other document relating to the Sabra Senior Notes that may be included within this definition of “Negative Pledge” shall not constitute a “Negative Pledge” for purposes of the Credit Agreement.

SUBPART 2.2    Section 7.13 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.13    No Further Negative Pledges.

No Credit Party will, nor will it permit any Subsidiary to, enter into, assume or become subject to any Negative Pledges or agreement prohibiting or otherwise restricting the existence of any Lien upon any of its Property in favor of the Administrative Agent (for the benefit of the Lenders) for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such Property is given as security for the Obligations, except (a) in connection with any Permitted Lien described in clauses (a) through (j) in Section 7.01 or any document or instrument governing any Permitted Lien described in clauses (a) through (j) in Section 7.01, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (b) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section 7.07, pending the consummation of such sale, (c) a provision in any agreement governing unsecured Funded Debt generally prohibiting the encumbrance of assets (so long as such provision is generally consistent with a comparable provision of the Credit Documents) and (d) restrictions arising in connection with the Sabra Senior Notes.

SUBPART 2.3    Section 7.14 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.14    Limitation on Restricted Actions.

No Credit Party will, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to the REIT Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (i) in respect of any of the matters referred to in clauses (a)‑(d) above, for such encumbrances or restrictions existing under or by reason of (A) this Credit Agreement and the other Credit Documents, (B) applicable Law, (C) any Lien or any documentation or instrument governing any Lien permitted under Section 7.01 provided that any such restriction contained therein relates only to the asset or assets subject to such Lien, (D) customary restrictions and conditions contained in any agreement relating to the sale of any Unencumbered Property permitted under Section 7.07, pending the consummation of such sale, and (E) the Sabra Senior Note Indentures and (ii) in respect of any of the matters referred to in clauses (c) through (e) above, pursuant to a provision in any agreement governing unsecured Funded Debt so long as such provision is generally consistent with a comparable provision of the Credit Documents.

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1    First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the REIT Guarantor, the other Guarantors, the Required Lenders and the Administrative Agent.

PART 4
MISCELLANEOUS

SUBPART 4.1    Cross‑References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2    Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SUBPART 4.3    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery by facsimile or other electronic imaging means by any of the parties hereto of an executed counterpart of this Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart will be delivered.

SUBPART 4.4    Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that, (a) no Default or Event of Default exists under the Existing Credit Agreement, after giving effect to this Amendment and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement as amended by this Amendment are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case, they were true and correct in all material respects as of such earlier date).

SUBPART 4.5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SUBPART 4.6    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.7    Acknowledgment. The Credit Parties acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Credit Parties’ obligations under the Existing Credit Agreement or the other Credit Documents. The Credit Parties further acknowledge and agree that the Credit Parties have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Credit Parties’ obligations thereunder.

SUBPART 4.8    Binding Effect. This Amendment, the Existing Credit Agreement as amended by this Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

SUBPART 4.9    General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

SUBPART 4.10    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 4.11. FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership

By:    SABRA HEALTH CARE REIT, INC.,
its general partner

By:    /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:   Chief Financial Officer

REIT GUARANTOR:    SABRA HEALTH CARE REIT, INC.,
a Maryland corporation

By:    /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:   Chief Financial Officer

GUARANTORS:    BAY TREE NURSING CENTER, LLC,
OAKHURST MANOR NURSING CENTER LLC,
ORCHARD RIDGE NURSING CENTER LLC,
SUNSET POINT NURSING CENTER LLC, and
WEST BAY NURSING CENTER LLC,
each a Massachusetts limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title:     Chief Financial Officer

C.H.P. LIMITED LIABILITY COMPANY,
C.H.R. LIMITED LIABILITY COMPANY, and
DJB REALTY L.L.C.,
each a New Hampshire limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title:     Chief Financial Officer

1104 WESLEY AVENUE, LLC,
395 HARDING STREET, LLC,
CONNECTICUT HOLDINGS I, LLC,
KENTUCKY HOLDINGS I, LLC,
NEW HAMPSHIRE HOLDINGS, LLC,
NORTHWEST HOLDINGS I, LLC,
RESERVOIR REAL ESTATE HOLDINGS, LLC
SABRA ALPENA LLC,
SABRA BEAUMONT PREFERRED EQUITY, LLC,
SABRA BEAVERCREEK PREFERRED EQUITY, LLC,
SABRA CADILLAC LLC,
SABRA CALIFORNIA II, LLC,
SABRA CANADIAN HOLDINGS, LLC
SABRA CONNECTICUT II, LLC,
SABRA GAYLORD LLC,
SABRA GREENVILLE LLC,
SABRA HEALTH CARE FRANKENMUTH, LLC,
SABRA HEALTH CARE HOLDINGS I, LLC,
SABRA HEALTH CARE HOLDINGS II, LLC,
SABRA HEALTH CARE HOLDINGS III, LLC,
SABRA HEALTH CARE HOLDINGS IV, LLC,
SABRA HEALTH CARE NORTHEAST, LLC,
SABRA HEALTH CARE PENNSYLVANIA, LLC,
SABRA HEALTH CARE VIRGINIA, LLC,
SABRA HEALTH CARE VIRGINIA II, LLC,
SABRA HEALTH CARE, L.L.C.,
SABRA HEALTH CARE DELAWARE, LLC,
SABRA IDAHO, LLC,
SABRA KENTUCKY, LLC,
SABRA LAKE DRIVE, LLC,
SABRA MANISTEE LLC,
SABRA MASON LLC,
SABRA MECOSTA LLC,
SABRA MICHIGAN, LLC,
SABRA MIDLAND LLC, and
SABRA MONTANA, LLC,
each a Delaware limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA NC, LLC,
SABRA NEW BRAUNFELS PREFERRED EQUITY, LLC,
SABRA NEW MEXICO, LLC,
SABRA OHIO, LLC,
SABRA PHOENIX TRS VENTURE, LLC,
SABRA PHOENIX TRS VENTURE II, LLC,
SABRA PHOENIX WISCONSIN, LLC, and
SABRA TAWAS LLC,
each a Delaware limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

HHC 1998-I TRUST,
a Massachusetts business trust

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     As Trustee and not individually

SABLE-AURORA, LLC,
a Colorado limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA CANADIAN GP I INC.,
a British Columbia corporation

By:     /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA CANADIAN PROPERTIES I, LIMITED PARTNERSHIP, a British Columbia limited partnership

By:	SABRA CANADIAN GP I INC., a British Columbia corporation, its general partner

By:     /s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA CAPITAL CORPORATION,
a Delaware corporation

By:     /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA TEXAS GP, LLC, and
SABRA TEXAS HOLDINGS GP, LLC,
each a Texas limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA TEXAS HOLDINGS, L.P.,
a Texas limited partnership

By:    SABRA TEXAS HOLDINGS GP, LLC,
a Texas limited liability company,
its general partner

By:     /s/ Harold W. Andrews, Jr.
Name:    Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA TEXAS PROPERTIES, L.P.,
SABRA TEXAS PROPERTIES II, L.P.,
SABRA TEXAS PROPERTIES III, L.P., and
SABRA TEXAS PROPERTIES IV, L.P.,
each a Texas limited partnership

By:    SABRA TEXAS GP, LLC,
a Texas limited liability company,
its general partner

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SB FOUNTAIN CITY, LLC,
a Georgia limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SB NEW MARTINSVILLE, LLC,
a West Virginia limited liability company

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

SABRA HEALTH CARE INVESTMENTS, LP,
a Delaware limited partnership

By:    SABRA PHOENIX TRS VENTURE, LLC,
a Delaware limited liability company,
its general partner

By:     /s/ Harold W. Andrews, Jr.
Name:     Harold W. Andrews, Jr.
Title:     Chief Financial Officer

ADMINISTRATIVE AGENT
AND LENDERS:                BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Yinghua Zhang
Name:    Yinghua Zhang
Title:    Director

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By:    /s/ Yinghua Zhang
Name:    Yinghua Zhang
Title:    Director

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Craig Afrarne
Name:    Craig Afrarne
Title: V.P.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:    /s/ Thomas Randolph
Name:    Thomas Randolph
Title:    Managing Director

By:    /s/ Roger E. Heflin, Jr.
Name:    Roger E. Heflin, Jr.
Title:    Managing Director

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:    /s/ Michael Chlopak
Name:    Michael Chlopak
Title:    Vice President

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Joshua Freedman
Name:    Joshua Freedman
Title:    Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Darin Mullis
Name:    Darin Mullis
Title:    Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Rita Lai
Name:    Rita Lai
Title:    Authorized Signer

SUNTRUST BANK, as a Lender

By:    /s/ John Cappellari
Name:    John Cappellari
Title:    Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By:    /s/ Michael Shiferaw
Name:    Michael Shiferaw
Title:    Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ James M. Armstrong
Name:    James M. Armstrong
Title:    Senior Vice President

STIFEL BANK & TRUST, as a Lender

By:    /s/ Joseph L. Sooter, Jr.
Name:    Joseph L. Sooter, Jr.
Title:    Senior Vice President

CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK LTD., as a Lender

By:
Name:
Title: